SECURITIES AND EXCHANGE
COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: October 9, 2001

Fairwood Corporation

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	0-18446 (Commission File Number)	13-3472113 (I.R.S. Employer Identification No.)

One Commerce Center 1201 N. Orange St., Suite 790, Wilmington, Delaware 19801
(Address of Principal Executive Offices) (Zip Code)

(302) 884-6749
(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

(a)  On October 9, 2001, pursuant to an Exchange Agreement, Consolidated Furniture Corporation, a Delaware corporation (“Consolidated Furniture”) and wholly-owned direct subsidiary of Fairwood Corporation (“Fairwood”) transferred all of the outstanding capital stock of its wholly-owned direct subsidiary Furniture Comfort Corporation, a Delaware corporation (“Furniture Comfort”) to Court Square Capital Limited, a Delaware corporation (“CSCL”) as payment in full of $24 million of the principal amount outstanding under the Revolving Credit Note dated September 22, 1989 and issued by Consolidated Furniture (then Mohasco Corporation) and certain of its affiliates to CSCL (then known as Citicorp Capital Investors Limited). The assets of Consolidated Furniture and its subsidiaries, including the stock and assets of Furniture Comfort, were pledged to CSCL as security for this obligation. The amount of the consideration received by Consolidated Furniture was determined after a third party investment bank issued an opinion to Consolidated Furniture as to the fairness of the consideration offered by CSCL for the stock of Furniture Comfort. Furniture Comfort, through its sole operating division, the Barcalounger Division, manufactures upholstered stationary and motion furniture, such as modular living room groups, recliners, rockers and glider chairs.

     CSCL is an affiliate of Citicorp Venture Capital Limited, which owns 99.98% of the Common Stock of Fairwood. M. Saleem Muqaddam, who serves as a director of each of Fairwood, Consolidated Furniture and Furniture Comfort, also serves as an officer of CSCL.

     Fairwood is a holding company with no operations. Fairwood’s sole asset is the stock of its wholly-owned subsidiary, Consolidated Furniture.

Item 7. Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     Not Applicable.

(b) PRO FORMA FINANCIAL INFORMATION

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated financial statements (the “Pro Forma Financial Statements”) are based on the historical consolidated financial statements of Fairwood Corporation (the “Company”).

     The unaudited pro forma condensed balance sheet gives effect to the disposition as if it was consummated on June 30, 2001. The unaudited pro forma condensed consolidated statements of operations give effect to the disposition as if it was consummated on January 1, 2000. The pro forma adjustments are described more fully in the accompanying notes.

     The Pro Forma Financial Statements are presented for informational purposes only and do not purport to be indicative of the results of operations that actually would have been achieved had the disposition been consummated on the date for the periods indicated and do not purport to be indicative of the financial position or results of operations as of any future date or for any future period. The Pro Forma Financial Statements should be read in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2000, the Consolidated Financial Statements of the Company and related notes thereto.

FAIRWOOD CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheets

June 30, 2001

(Dollars in thousands)

		Pro Forma
		Adjust-
Assets	Historical	ments			Pro Forma

Current Assets:
Cash and cash equivalents	$6,531	(6,280)	(a	)	251

Accounts receivable:
Trade	7,710	(7,710)	(a	)	—

	7,710	(7,710)			—
Less allowance for discounts and doubtful accounts	331	(331)	(a	)	—

	7,379	(7,379)			—

Inventories	7,966	(7,966)	(a	)	—
Prepaid expenses and other current assets	268	(182)	(a	)	86

Total current assets	22,144	(21,807)			337

Property, plant and equipment, at cost	8,353	(8,353)	(a	)	—
Less accumulated depreciation and amortization	5,655	(5,655)	(a	)	—

	2,698	(2,698)			—

Other assets	40	—			40

	$24,882	(24,505)			377

(Continued)

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

FAIRWOOD CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Balance Sheets (continued)
June 30, 2001
(Dollars in thousands)

		Pro Forma
		Adjust-
Liabilities and Deficit	Historical	ments			Pro Forma

Current Liabilities:
Current maturities of long-term debt:
Revolving credit	$457,463	(24,000)	(a	)	433,463
Debentures:
Senior subordinated	80,000	—			80,000
Senior subordinated pay-in-kind	105,853	—			105,853
Merger	62,928	—			62,928
Accrued interest	190,056	—			190,056
Accounts payable	2,303	(1,475)	(a	)	828
Due to affiliate	3,963	(3,963)	(a	)	—
Accrued expenses	2,372	(2,372)	(a	)	—
Federal and state income taxes	133	—			133

Total current liabilities	905,071	(31,810)			873,261

Other liabilities	3,988	—			3,988

Redeemable preferred stock:
Junior preferred, cumulative, par value $.01 per share	100	—			100

Common stock and other shareowners’ deficit:
Common stock and additional paid-in capital	55,948	—			55,948
Accumulated other comprehensive loss - Minimum pension liability	(2,102)	—			(2,102)
Accumulated deficit	(938,123)	7,305	(a	)	(930,818)

	(884,277)	7,305			(876,972)

	$24,882	(24,505)			377

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

(a)	-	Reflects the elimination of the assets and liabilities of Furniture Comfort Corporation transferred in settlement of $24 million under the existing Revolving Credit Note for consideration of the transfer of all of Furniture Comfort’s outstanding stock.

FAIRWOOD CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Year ended December 31, 2000

(In thousands)

			Pro Forma
			Ajust-
	Historical		ments			Pro Forma

Net sales		$58,670	(58,670)	(a	)	—

Cost of sales		46,979	(46,979)	(a	)	—
Selling, administrative and general expenses		9,125	(7,230)	(a	)	1,895

		56,104	(54,209)			1,895

Operating income (loss)		2,566	(4,461)			(1,895)
Interest income		185	(126)	(a	)	59
Interest on indebtedness		(86,112)	2,547	(b	)	(83,565)
Other income (expenses), net		15	—			15

Loss before income taxes		(83,346)	(2,040)			(85,386)
Provision for income taxes		—	—			—

Net loss	$	(83,346)	(2,040)			(85,386)

See accompanying notes to consolidated financial statements.

Notes to the Unaudited Pro Forma Condensed Statement of Operations for the Year Ended December 31, 2000.

(a)	-	Reflects the elimination of Furniture Comfort Corporation results of operations from the consolidated results of operations.
(b)	-	Reflects the change in interest costs as a result of reduction of borrowings under the Revolving Credit Agreement of $24 million and the elimination of Furniture Comfort Corporation’s interest costs on its capital lease.

Interest under Revolving Credit Agreement	$2,520
Interest costs attributable to Capital Lease	27

$2,547

FAIRWOOD CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Six months ended June 30, 2001

(In thousands)

			Pro Forma
			Adjust-
	Historical		ments			Proforma

Net sales		$27,260	(27,260)	(a	)	—

Cost of sales		22,120	(22,120)	(a	)	—
Selling, administrative and general expenses		4,868	(3,455)	(a	)	1,413

		26,988	(25,575)	(a	)	1,413

Operating income (loss)		272	(1,685)			(1,413)
Interest income		119	(110)	(a	)	9
Interest on indebtedness		(41,352)	1,134	(a	)	(40,218)

Loss before income taxes		(40,961)	(661)			(41,622)
Provision for income taxes		—	—			—

Net loss	$	(40,961)	(661)			(41,622)

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Notes to the Unaudited Proforma Condensed Statement of Operations for the Six Months Ended June 30, 2001.

(a)	-	Reflects the elimination of Furniture Comfort Corporation results of operations from the consolidated results of operations.
(b)	-	Reflects the change in interest costs as a result of reduction of borrowings under the Revolving Credit Agreement of $24 million and the elimination of Furniture Comfort Corporation’s interest costs on its capital lease.

Interest under Revolving Credit Agreement	$1,122
Interest costs attributable to Capital Lease	12

$1,134

(c)	EXHIBITS

2.1. Exchange Agreement dated October 9, 2001 among Consolidated Furniture Corporation and Court Square Capital Limited.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRWOOD CORPORATION

By: /s/ JOHN B. SGANGA

Name:	John B. Sganga
Title:	Chief Financial Officer,
Executive Vice President, Secretary
and Treasurer

Date: October 24, 2001